UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 29, 2007

                             Standard Drilling, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Nevada                   333-85460                  84-1598154
      ------                   ---------                 ----------
(State of Incorporation)    Commission file number     (I.R.S. Employer
Identification No.)

               1667 K Street NW, Suite 1230, Washington D.C. 20006
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               (Address of principal executive offices, zip code)

                                  (202)-223-4401
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              (Registrant's telephone number, including area code)

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          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 4.02    Non-Reliance on Previously issued Financial Statements or a Related
             Audit Report or Completed Interim Review

     On November 28, 2007, Standard Drilling, Inc, ("the Company") determined, after discussions with its independent public accounting firm, Moore & Associates, that its unaudited financial statements for the quarter ended September 30, 2007 should be amended and that such unaudited financial statements should no longer be relied upon.

     Specifically, Moore & Associates had not completed its final review of the quarterly report for the period ended September 30, 2007.

     The Registrant will file restated financial statements as an amendment to the quarterly report with the SEC on the appropriate forms as soon as possible. The Company has discussed the matters disclosed in this current report, on Form 8K, with Moore & Associates.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: November 29, 2007         /s/ Edward L. Moses
                                ------------------------------------------------
                                Edward L. Moses
                                Interim Chairman of the Board of Directors


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